Exchange Traded Concepts Trust

Summary Prospectus

January 1, 2019

Bernstein Global Research Fund   |   Ticker Symbol: BRGL

Principal Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://bernsteinetf.com/investor-materials. You can also get this information at no cost by calling 877-243-0675, by sending an e-mail request to bernsteinfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated January 1, 2019, and as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Summary - Bernstein Global Research Fund

Investment Objective

The Bernstein Global Research Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the Bernstein Global Research Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period October 16, 2017 (commencement of operations) through August 31, 2018, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in component securities of the Index. The Index is designed to measure the performance of large-cap global stocks rated “Outperform” by sell-side analysts of Sanford C. Bernstein & Co., LLC (“Bernstein” or the “Index Provider”) and ranked within one of the top three quintiles of Bernstein’s published quantitative alpha model. The Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging market countries.

The stocks included in the Index are selected from a universe of all stocks covered by Bernstein sell-side analysts. Based on their review of a variety of factors, Bernstein analysts generally assign one of three ratings to each stock: Outperform (stocks that are expected to outpace the MSCI ACWI Index by more than 15 percentage points in the 6-12 months ahead); “Market-Perform” (stocks that are expected to perform in line with the MSCI ACWI Index to within +/- 15 percentage points in the 6-12 months ahead); or “Underperform” (stocks that are expected to trail the performance of the MSCI ACWI Index by more than 15 percentage points in the 6-12 months ahead). A rating may be published with respect to a company on any given day. No assurance can be given that a stock will perform in accordance with the rating it has been assigned.

The universe of stocks is also ranked by quintile in accordance with Bernstein’s published rankings produced by its quantitative alpha model. The Bernstein quantitative alpha model ranks stocks according to their expected return over the next twelve months based on three components: stock-specific fundamentals, industry rotation and market risk appetite. Sources of alpha used in the model vary by industry and include measures of valuation, capital use, earnings quality, profitability, and growth dynamics.

A stock rated Outperform and ranked within one of the top three quintiles will be included in the Index, subject to the requirement that, at the time of inclusion, the stock has a three-month average daily trading volume of at least $1 million. American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) are generally excluded from the Index except in instances where a company’s primary listing is not rated by the Index Provider. The composition of the Index is adjusted once each calendar month, on the third trading day of the calendar month, to add stocks that meet the criteria discussed above and remove stocks that no longer meet such criteria, in each case as of the last business day of the prior month. Components of the Index are equal weighted at the time of inclusion and the remaining stocks are reweighted to account for the new inclusions and deletions from the Index. In addition to the monthly adjustment to the composition of the Index described above, the Index is rebalanced to equal weight all components as of the last day of each calendar year, with such changes taking effect on the third trading day of January.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index.  The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Fund expects that over time, if it has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Fund’s investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), or the Fund’s sub-adviser, Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”), believes will help the Fund track the Index. Such investments may include other investment companies, cash and cash equivalents, and money market instruments.

The Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 3, 2018, the Index was not concentrated in any industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of December 3, 2018, the Index was not concentrated in any industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of December 3, 2018, the Index did not invest a significant portion of its assets in the securities of companies in any sector.

The Index Provider is not affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider developed the methodology for determining the securities to be included in the Index and for the ongoing maintenance of the Index. The Index is calculated and administered by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Because the Fund is an exchange-traded fund, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Common Stock Risk: Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Concentration Risk:  Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Emerging Markets Securities Risk: Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Illiquid Investments Risk:  This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Index Tracking Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Large-Capitalization Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Market Risk: The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Operational Risk: The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk: The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Portfolio Turnover Risk: In seeking to replicate the Index, which is adjusted and rebalanced monthly, the Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

Ratings and Rankings Risk: The Fund seeks to track the performance of stocks rated Outperform by sell-side analysts of the Index Provider and ranked within one of the top three quintiles of the Index Provider’s alpha model. Changes in the ratings and rankings methodologies or in the scope of equity research by the Index Provider may have an adverse effect on the Fund. No assurance can be given that such stocks will outperform the MSCI ACWI Index by the amount expected, or at all. Moreover, there is no guarantee that the quantitative models the Index Provider uses to determine the ratings and rankings of the Index components will generate or produce the intended results. The quantitative models could be subject to errors, which may have an adverse effect on the Fund.

Trading Risk: Shares of the Fund may trade on the Cboe BZX Exchange, Inc. (the “Exchange”) above or below NAV. The NAV of the Fund’s shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the shares of the Fund are currently listed on the Exchange, there can be no assurance that an active trading market for shares of the Fund will develop or be maintained. Trading in shares of the Fund may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Performance Information

The Fund commenced operations on October 16, 2017 and, therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as the sub-adviser to the Fund.

Portfolio Managers

Denise M. Krisko, CFA, President and Co-Founder of Vident Investment Advisory, LLC, has served as portfolio manager of the Fund since its inception in 2017.

Rafael Zayas, CFA, Senior Portfolio Manager, International Equities of Vident Investment Advisory, LLC, has served as portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

The Fund issues (or redeems) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s Index. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BRN-SM-004-0200